UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 12, 2012

Date of Report (Date of earliest event reported)

Zynga Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35375	42-1733483
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

699 Eighth Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(855) 449-9642

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 12, 2012, Zynga Inc. (the “Company”) announced the addition of Barry Cottle as an executive officer of the Company. A copy of the Company’s press release, entitled “Barry Cottle Joins Zynga as Executive Vice President, Business and Corporate Development,” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release, dated January 12, 2012, entitled “Barry Cottle Joins Zynga as Executive Vice President, Business and Corporate Development.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynga Inc.

Date: January 13, 2012	By:	/s/ Reginald D. Davis
Reginald D. Davis
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated January 12, 2012, entitled “Barry Cottle Joins Zynga as Executive Vice President, Business and Corporate Development.”